Fees Summary	Oct. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,740.00
Total Transaction Valuation	20,000,000.00
Total Offset Amount	0.00
Net Fee	$ 1,740.00